UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2003

AGL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place, Atlanta, Georgia 30309

(Address and zip code of principle executive offices)        (Zip Code)

404-584-4000

(Registrant’s telephone number, including area code)

817 West Peachtree Street, N.W., Suite 1000 Atlanta, Georgia 30308

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure

Materials to be presented at AGL Resources’ analyst conference to be held November 17-19, 2003, are attached as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein.

Exhibit Number	Description

99.1	Accounting for Derivatives

99.2	Capacity Planning and Market Area Realignment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC. (Registrant)

Date: November 17, 2003	By:	/s/ RICHARD T. O’BRIEN

Executive Vice President and Chief Financial Officer